Exhibit 99.1

1601 Market Street	News Release
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600

Contact:

For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Corporate Communications – 888 NEWS 520
email: media@radian.biz

Radian Reports Second Quarter Increase of More Than 14% in Diluted Net Income Per Share

Company also added to book value and exceeded return on equity target

PHILADELPHIA, Pa., July 19, 2006 — Radian Group Inc. (NYSE: RDN) today reported strong results for the quarter ended June 30, 2006, as diluted net income per share rose by more than 14% year over year to $1.79, book value per share rose more than 11% to $46.84 and return on equity exceeded the company’s target.

“Our second quarter results validate the strategy we outlined last year,” said S.A. Ibrahim, Chief Executive Officer. “Our businesses performed well, illustrating our success in leveraging Radian’s blended expertise in mortgage insurance and financial guaranty to benefit customers and to effectively manage our own credit risk exposure.”

Regarding its Mortgage Insurance business, Radian noted that credit conditions were favorable, and that it experienced strong volume in both flow and structured products. Primary insurance in force grew to $116 billion at June 30, 2006, from $108 billion at June 30, 2005. Total defaults and paid claims continued to decline.

The company’s Financial Guaranty business also posted a strong performance, closing several deals in the pipeline and earning attractive risk-adjusted returns. This was accomplished notwithstanding the persistence of tight credit spreads and an increase in competitive pressures, and demonstrates the viability of the company’s AA franchise. In addition, Standard & Poor’s affirmed the AA financial strength rating of Radian Asset Assurance, Radian’s primary financial guaranty subsidiary, and revised upward its outlook to stable.

In the Financial Services segment, C-BASS and Sherman continued to be very strong contributors to Radian’s results.

The key financial highlights of the quarter ended June 30, 2006, are as follows:

Key Financial Highlights (dollars in millions, except per share data)

Second quarter

	Quarter ended June 30, 2006	Quarter ended June 30, 2005	Percent change
Revenue	$304.6	$310.3	(1.8)%
Net income	$148.1	$140.2	5.6%
Diluted net income per share	$1.79	$1.56	14.7%
Net premiums written	$298.9	$299.2	(0.1)%
Net premiums earned	$259.1	$244.0	6.2%
Equity in net income of affiliates	$72.0	$63.9	12.7%
Book value per share	$46.84	$41.99	11.6%

Six months

	Six months ended June 30, 2006	Six months ended June 30, 2005	Percent change
Revenue	$658.2	$616.9	6.7%
Net income	$311.8	$255.8	21.9%
Diluted net income per share	$3.75	$2.79	34.4%
Net premiums written	$578.5	$514.1	12.5%
Net premiums earned	$512.8	$491.0	4.4%
Equity in net income of affiliates	$130.4	$115.2	13.2%

Radian will hold a conference call on Thursday, July 20, 2006, at 9:00 a.m. Eastern time to discuss the company’s second quarter 2006 results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended June 30, 2006

Exhibit D:	Segment Information Quarter Ended June 30, 2005

Exhibit E:	Segment Information Six Months Ended June 30, 2006

Exhibit F:	Segment Information Six Months Ended June 30, 2005

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Six Months Ended and as of June 30, 2006

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Six Months Ended and as of June 30, 2006

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Reserves

Exhibit M:	Mortgage Insurance Supplemental Information: Defaults

Exhibit N:	Mortgage Insurance Supplemental Information: Net Premiums Written, Net Premiums Earned and Captives

Exhibit O:	Mortgage Insurance Supplemental Information: ALT-A

Exhibit P:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended June 30		Six Months Ended June 30
(In thousands, except per-share data)	2006	2005	2006	2005
Revenues:
Net premiums written	$298,875	$299,218	$578,480	$514,058

Net premiums earned	$259,086	$243,978	$512,783	$491,003
Net investment income	59,678	50,004	113,938	100,866
Net gains on securities	5,324	8,723	28,178	20,249
Change in fair value of derivative instruments	(25,287)	987	(7,657)	(7,973)
Other income	5,778	6,635	10,989	12,743

Total revenues	304,579	310,327	658,231	616,888

Expenses:
Provision for losses	84,860	83,827	163,494	193,327
Policy acquisition costs	26,820	31,072	54,184	60,428
Other operating expenses	58,099	52,418	118,376	104,088
Interest expense	12,538	9,978	24,378	18,936

Total expenses	182,317	177,295	360,432	376,779

Equity in net income of affiliates	72,038	63,878	130,378	115,174

Pretax income	194,300	196,910	428,177	355,283
Provision for income taxes	46,155	56,686	116,334	99,447

Net income	$148,145	$140,224	$311,843	$255,836

Diluted net income per share (1)	$1.79	$1.56	$3.75	$2.79

___________
(1) Net income per share reconciliation

Net income	$148,145	$140,224	$311,843	$255,836
Interest expense on convertible senior debentures (net of tax)	—	802	—	1,604

Net income available to common stockholders	$148,145	$141,026	$311,843	$257,440

Weighted average shares outstanding (in thousands)

Average common shares outstanding	81,921	85,464	82,355	87,476
Increase in shares-potential exercise of options-diluted basis	835	854	745	913
Increase in shares-contingently convertible debt (2)	—	3,798	—	3,798

Weighted average shares outstanding (in thousands)	82,756	90,116	83,100	92,187

(2)	The 2005 period includes the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.06 per share for the quarter ended June 30, 2005 and $0.10 per share for the six months ended June 30, 2005.

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	June 30 2006		December 31 2005	June 30 2005
Assets:
Cash and investments	$5,598,167		$5,521,561	$5,580,578
Investments in affiliates	492,175		446,151	437,765
Deferred policy acquisition costs	215,803		208,325	201,253
Prepaid federal income taxes	709,304		585,514	530,549
Other assets	491,898		469,059	418,058

Total assets	$7,507,347		$7,230,610	$7,168,203

Liabilities and stockholders’ equity:
Unearned premiums	$913,879		$849,360	$789,878
Reserve for losses and loss adjustment expenses	789,701		801,002	786,942
Long-term debt	747,615		747,466	966,658
Deferred federal income taxes	1,020,720		961,993	870,129
Other liabilities	214,437		207,909	187,021

Total liabilities	3,686,352		3,567,730	3,600,628

Common stock	97		97	97
Additional paid-in capital	538,698		629,019	748,205
Retained earnings	3,213,016		2,913,649	2,649,991
Accumulated other comprehensive income	69,184		120,115	169,282

Total common stockholders’ equity	3,820,995		3,662,880	3,567,575

Total liabilities and stockholders’ equity	$7,507,347		$7,230,610	$7,168,203

Book value per share	$46.84		$44.11	$41.99

Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	2,000,000	(1)	10,767,800	7,767,800
Average price paid per share	$60.96		$49.58	$48.13
Total cost of repurchased shares	$121,921,937		$533,888,969	$373,856,933

(1)	1.0 million shares were repurchased in the 2nd quarter of 2006 at a cost of $61.7 million.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2006

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$217,050	$81,825	$—	$298,875

Net premiums earned	$208,670	$50,416	$—	$259,086
Net investment income	36,150	23,520	8	59,678
Net gains (losses) on securities	3,684	1,709	(69)	5,324
Change in fair value of derivative instruments	(3,998)	(21,289)	—	(25,287)
Other income	3,475	120	2,183	5,778

Total revenues	247,981	54,476	2,122	304,579

Expenses:
Provision for losses	77,577	7,283	—	84,860
Policy acquisition costs	15,720	11,100	—	26,820
Other operating expenses	40,542	15,297	2,260	58,099
Interest expense	6,984	4,325	1,229	12,538

Total expenses	140,823	38,005	3,489	182,317

Equity in net income of affiliates	—	—	72,038	72,038

Pretax income	107,158	16,471	70,671	194,300

Provision for income taxes	23,986	(2,565)	24,734	46,155

Net income	$83,172	$19,036	$45,937	$148,145

Assets	$4,505,679	$2,500,483	$501,185	$7,507,347
Deferred policy acquisition costs	68,843	146,960	—	215,803
Reserve for losses and loss adjustment expenses	592,526	197,175	—	789,701
Unearned premiums	241,012	672,867	—	913,879
Stockholders’ equity	2,220,255	1,263,231	337,509	3,820,995

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2005

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$236,271	$62,947	$—	$299,218

Net premiums earned	$195,664	$48,314	$—	$243,978
Net investment income	28,101	21,887	16	50,004
Net gains on securities	6,653	2,027	43	8,723
Change in fair value of derivative instruments	(7,920)	8,909	(2)	987
Other income	5,679	267	689	6,635

Total revenues	228,177	81,404	746	310,327

Expenses:
Provision for losses	80,225	3,602	—	83,827
Policy acquisition costs	19,206	11,866	—	31,072
Other operating expenses	35,481	15,390	1,547	52,418
Interest expense	5,627	3,473	878	9,978

Total expenses	140,539	34,331	2,425	177,295

Equity in net income of affiliates	—	13	63,865	63,878

Pretax income	87,638	47,086	62,186	196,910

Provision for income taxes	24,786	10,136	21,764	56,686

Net income	$62,852	$36,950	$40,422	$140,224

Assets	$4,290,331	$2,427,686	$450,186	$7,168,203
Deferred policy acquisition costs	66,456	134,797	—	201,253
Reserve for losses and loss adjustment expenses	571,127	215,815	—	786,942
Unearned premiums	189,699	600,179	—	789,878
Stockholders’ equity	1,920,283	1,309,608	337,684	3,567,575

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2006

Exhibit E

(Thousands of dollars)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$440,816	$137,664	$—	$578,480

Net premiums earned	$411,376	$101,407	$—	$512,783
Net investment income	67,815	46,038	85	113,938
Net gains on securities	17,261	8,887	2,030	28,178
Change in fair value of derivative instruments	5,123	(12,780)	—	(7,657)
Other income	7,109	334	3,546	10,989

Total revenues	508,684	143,886	5,661	658,231

Expenses:
Provision for losses	148,674	14,820	—	163,494
Policy acquisition costs	29,065	25,119	—	54,184
Other operating expenses	84,809	30,053	3,514	118,376
Interest expense	13,685	8,351	2,342	24,378

Total expenses	276,233	78,343	5,856	360,432

Equity in net income of affiliates	—	—	130,378	130,378

Pretax income	232,451	65,543	130,183	428,177

Provision for income taxes	61,135	9,635	45,564	116,334

Net income	$171,316	$55,908	$84,619	$311,843

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2005

Exhibit F

(Thousands of dollars)	Mortgage Insurance	Financial Guaranty		Financial Services	Total
Revenues:
Net premiums written	$436,508	$77,550		$—	$514,058

Net premiums earned	$388,129	$102,874		$—	$491,003
Net investment income	56,894	43,946		26	100,866
Net gains on securities	13,772	5,600		877	20,249
Change in fair value of derivative instruments	(4,734)	(3,048)		(191)	(7,973)
Other income	10,271	583		1,889	12,743

Total revenues	464,332	149,955		2,601	616,888

Expenses:
Provision for losses	178,152	15,175		—	193,327
Policy acquisition costs	33,884	26,544		—	60,428
Other operating expenses	69,150	29,784		5,154	104,088
Interest expense	10,751	6,572		1,613	18,936

Total expenses	291,937	78,075		6,767	376,779

Equity in net income of affiliates	—	13		115,161	115,174

Pretax income	172,395	71,893		110,995	355,283
Provision for income taxes	46,822	13,777		38,848	99,447

Net income	$125,573	$58,116	(1)	$72,147	$255,836	(1)

(1)	Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit G

($ in thousands, except ratios)	Quarter Ended June 30		Six Months Ended June 30
	2006	2005	2006	2005
Net Premiums Written:
Public finance direct	$24,854	$13,313	$38,407	$28,746
Public finance reinsurance	28,712	20,954	46,695	37,980
Structured direct	21,334	17,359	39,606	32,416
Structured reinsurance	5,452	4,753	8,505	13,263
Trade credit reinsurance	1,473	6,568	4,451	19,887

	81,825	62,947	137,664	132,292
Impact of recapture (1)	—	—	—	(54,742)

Net Premiums Written	$81,825	$62,947	$137,664	$77,550

Net Premiums Earned:
Public finance direct	$7,450	$8,053	$15,293	$17,016
Public finance reinsurance	7,865	7,090	16,158	15,603
Structured direct	22,807	18,881	44,310	37,100
Structured reinsurance	5,642	3,753	10,283	11,019
Trade credit reinsurance	6,652	10,537	15,363	26,675

	50,416	48,314	101,407	107,413
Impact of recapture (2)	—	—	—	(4,539)

Net Premiums Earned	$50,416	$48,314	$101,407	$102,874

Refundings included in earned premium	$928	$2,654	$3,310	$5,095

Claims paid:
Trade credit reinsurance	$4,354	$5,230	$8,354	$10,228
Other financial guaranty	6,919	(567)	6,809	11,917
Conseco	4,428	7,981	8,745	15,950

Total	$15,701	$12,644	$23,908	$38,095

Incurred losses:
Trade credit reinsurance	$3,244	$272	$7,194	$7,313
Other financial guaranty	4,039	3,330	8,658	7,862
Conseco	—	—	(1,032)	—

Total	$7,283	$3,602	$14,820	$15,175

Loss ratio- GAAP Basis	14.4%	7.5%	14.6%	14.7%
Expense ratio- GAAP Basis	52.4%	56.4%	54.4%	54.8%

	66.8%	63.9%	69.0%	69.5%

Net claims paid (received) under derivatives contracts	$(1,226)	$(2,140)	$65,413	$(4,376)

(1)	Reflects the impact on net premiums written of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

(In thousands)
Public reinsurance	48,238
Structured reinsurance	6,504

(2)	Reflects the impact on net premiums earned of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

(In thousands)
Public reinsurance	3,870
Structured reinsurance	669

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit H

($ in thousands, except ratios)	June 30 2006	December 31 2005	June 30 2005
Capital and surplus	$989,716	$1,004,505	$1,057,364
Contingency reserve	301,364	271,907	266,775

Qualified statutory capital	1,291,080	1,276,412	1,324,139

Unearned premium reserve	794,989	751,656	708,425
Loss and loss expense reserve	106,494	108,576	119,796

Total policyholders’ reserves	2,192,563	2,136,644	2,152,360

Present value of installment premiums	310,178	302,953	249,901
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total claims paying resources	$2,652,741	$2,589,597	$2,552,261

Net debt service outstanding	$126,568,891	$110,344,057	$96,731,753

Capital leverage ratio (1)	98	86	73
Claims paying leverage ratio (2)	48	43	38

Net par outstanding by product:
Public finance direct	$14,717,373	$14,043,786	$12,521,798
Public finance reinsurance	36,020,773	33,047,512	31,197,417
Structured direct	35,152,186	24,608,489	17,310,352
Structured reinsurance	4,792,978	4,952,146	4,708,548

Total	$90,683,310	$76,651,933	$65,738,115

Reinsurance business net par outstanding:
Treaty	59%	58%	59%
Facultative	41%	42%	41%

Reserve for losses and LAE
Specific	$36,569	$29,311	$36,582
Conseco	40,993	50,770	64,393
Non-specific	119,613	124,712	114,840

Total	$197,175	$204,793	$215,815

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit I

	Quarter Ended June 30				Six Months Ended June 30
	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written ($ in millions)
Flow	$6,662	57.7%	$6,128	47.3%	$11,896	48.9%	$11,790	62.1%
Structured	4,886	42.3%	6,814	52.7%	12,455	51.1%	7,196	37.9%

Total Primary	$11,548	100.0%	$12,942	100.0%	$24,351	100.0%	$18,986	100.0%

Flow
Prime	$4,879	73.2%	$4,635	75.7%	$8,650	72.7%	$8,790	74.6%
Alt-A	1,266	19.0%	909	14.8%	2,371	19.9%	1,853	15.7%
A minus and below	517	7.8%	584	9.5%	875	7.4%	1,147	9.7%

Total Flow	$6,662	100.0%	$6,128	100.0%	$11,896	100.0%	$11,790	100.0%

Structured
Prime	$1,287	26.3%	$2,024	29.7%	$3,551	28.5%	$2,152	29.9%
Alt-A	3,555	72.8%	2,603	38.2%	7,472	60.0%	2,802	38.9%
A minus and below	44	0.9%	2,187	32.1%	1,432	11.5%	2,242	31.2%

Total Structured	$4,886	100.0%	$6,814	100.0%	$12,455	100.0%	$7,196	100.0%

Total
Prime	$6,166	53.4%	$6,659	51.5%	$12,201	50.1%	$10,942	57.6%
Alt-A	4,821	41.7%	3,512	27.1%	9,843	40.4%	4,655	24.5%
A minus and below	561	4.9%	2,771	21.4%	2,307	9.5%	3,389	17.9%

Total Primary	$11,548	100.0%	$12,942	100.0%	$24,351	100.0%	$18,986	100.0%

Total Primary New Insurance Written by FICO Score ($ in millions)
Flow
<=619	$387	5.8%	$400	6.5%	$665	5.6%	$787	6.7%
620-679	2,010	30.2%	1,823	29.7%	3,557	29.9%	3,605	30.6%
680-739	2,448	36.7%	2,222	36.3%	4,439	37.3%	4,265	36.2%
>=740	1,817	27.3%	1,683	27.5%	3,235	27.2%	3,133	26.5%

Total Flow	$6,662	100.0%	$6,128	100.0%	$11,896	100.0%	$11,790	100.0%

Structured
<=619	$57	1.2%	$2,186	32.1%	$1,445	11.6%	$2,242	31.2%
620-679	1,604	32.8%	1,968	28.9%	3,785	30.4%	2,136	29.7%
680-739	2,214	45.3%	1,765	25.9%	4,719	37.9%	1,866	25.9%
>=740	1,011	20.7%	895	13.1%	2,506	20.1%	952	13.2%

Total Structured	$4,886	100.0%	$6,814	100.0%	$12,455	100.0%	$7,196	100.0%

Total
<=619	$444	3.8%	$2,586	20.0%	$2,110	8.7%	$3,029	16.0%
620-679	3,614	31.3%	3,791	29.3%	7,342	30.1%	5,741	30.2%
680-739	4,662	40.4%	3,987	30.8%	9,158	37.6%	6,131	32.3%
>=740	2,828	24.5%	2,578	19.9%	5,741	23.6%	4,085	21.5%

Total Primary	$11,548	100.0%	$12,942	100.0%	$24,351	100.0%	$18,986	100.0%

Percentage of primary new insurance written
Monthlies	92%		85%		88%		87%
Refinances	35%		48%		37%		45%
95.01% LTV and above	13%		9%		10%		11%
ARMs
Less than 5 years	12%		42%		27%		36%
5 years and longer	17%		14%		18%		14%
Primary risk written ($ in millions)
Flow	$1,695	94.1%	$1,516	53.2%	$3,024	72.3%	$2,930	67.8%
Structured	107	5.9%	1,332	46.8%	1,157	27.7%	1,392	32.2%

Total Primary	$1,802	100.0%	$2,848	100.0%	$4,181	100.0%	$4,322	100.0%

Pool risk written (In millions)	$208		$248		$269		$304

Other risk written (In millions)
Seconds
1st loss	$18		$9		$42		$13
2nd loss	45		40		177		46
NIMs	17		38		106		66
International
1st loss-Hong Kong primary mortgage insurance	5		157		22		207
Reinsurance	3		1		5		11
Credit default swaps	—		—		—		—
Other
Domestic credit default swaps	12		—		32		—
Financial guaranty wrap	—				—		511

Total other risk written	$100		$245		$384		$854

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit J

	June 30		June 30
	2006	%	2005	%
Primary insurance in force ($ in millions)
Flow	$81,828	70.5%	$85,093	78.5%
Structured	34,168	29.5%	23,334	21.5%

Total Primary	$115,996	100.0%	$108,427	100.0%

Prime	$76,868	66.3%	$74,555	68.8%
Alt-A	25,998	22.4%	19,869	18.3%
A minus and below	13,130	11.3%	14,003	12.9%

Total Primary	$115,996	100.0%	$108,427	100.0%

Primary risk in force ($ in millions)
Flow	$20,191	78.5%	$20,795	80.0%
Structured	5,528	21.5%	5,192	20.0%

Total Primary	$25,719	100.0%	$25,987	100.0%

Flow
Prime	$15,756	78.0%	$15,773	75.9%
Alt-A	2,902	14.4%	3,395	16.3%
A minus and below	1,533	7.6%	1,627	7.8%

Total Flow	$20,191	100.0%	$20,795	100.0%

Structured
Prime	$2,207	39.9%	$2,050	39.5%
Alt-A	1,540	27.9%	1,256	24.2%
A minus and below	1,781	32.2%	1,886	36.3%

Total Structured	$5,528	100.0%	$5,192	100.0%

Total
Prime	$17,963	69.8%	$17,823	68.6%
Alt-A	4,442	17.3%	4,651	17.9%
A minus and below	3,314	12.9%	3,513	13.5%

Total Primary	$25,719	100.0%	$25,987	100.0%

Total Primary Risk in Force by FICO Score ($ in millions)
Flow
<=619	$1,285	6.4%	$1,430	6.9%
620-679	6,245	30.9%	6,594	31.7%
680-739	7,410	36.7%	7,636	36.7%
>=740	5,251	26.0%	5,135	24.7%

Total Flow	$20,191	100.0%	$20,795	100.0%

Structured
<=619	$1,782	32.2%	$1,889	36.4%
620-679	1,993	36.1%	1,848	35.6%
680-739	1,209	21.9%	1,007	19.4%
>=740	544	9.8%	448	8.6%

Total Structured	$5,528	100.0%	$5,192	100.0%

Total
<=619	$3,067	11.9%	$3,319	12.8%
620-679	8,238	32.1%	8,442	32.5%
680-739	8,619	33.5%	8,643	33.3%
>=740	5,795	22.5%	5,583	21.4%

Total Primary	$25,719	100.0%	$25,987	100.0%

Percentage of primary risk in force
Monthlies	90%		91%
Refinances	35%		38%
95.01% LTV and above	15%		13%
ARMs
Less than 5 years	23%		24%
5 years and longer	9%		8%
Pool risk in force ($ in millions)
Prime	$2,210	75.0%	$2,010	78.5%
Alt-A	266	9.0%	273	10.7%
A minus and below	470	16.0%	275	10.8%

Total	$2,946	100.0%	$2,558	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit K

	June 30		June 30
	2006	%	2005	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$3,901	15.2%	$3,442	13.3%
90.01% to 95.00%	8,293	32.2%	9,106	35.0%
85.01% to 90.00%	9,291	36.1%	9,902	38.1%
85.00% and below	4,234	16.5%	3,537	13.6%

Total	$25,719	100.0%	$25,987	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2002 and prior	$3,923	15.3%	$5,872	22.6%
2003	4,561	17.7%	7,180	27.6%
2004	5,761	22.4%	8,792	33.8%
2005	7,496	29.1%	4,143	16.0%
2006	3,978	15.5%	—	—

Total	$25,719	100.0%	$25,987	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2002 and prior	$1,652	56.1%	$1,727	67.5%
2003	151	5.1%	220	8.6%
2004	291	9.9%	304	11.9%
2005	651	22.1%	307	12.0%
2006	201	6.8%	—	—

Total Pool risk in Force	$2,946	100.0%	$2,558	100.0%

Other risk in force (In millions)
Seconds
1st loss	$653		$568
2nd loss	776		112
NIMs	289		311
International
1st loss-Hong Kong primary mortgage insurance	293		207
Reinsurance	31		29
Credit default swaps	7,889		180
Other
Domestic credit default swaps	224		—
Financial guaranty wrap	159		448

Total other risk in force	$10,314		$1,855

Risk to capital ratio-STAT Basis	10.7:1		9.9:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit L

	Quarter Ended June 30		Six Months Ended June 30
	2006	2005	2006	2005
Direct claims paid ($ in thousands)
Prime	$29,722	$31,901	$59,831	$63,772
Alt-A	15,231	19,573	34,021	41,905
A minus and below	22,390	20,024	45,781	40,908
Seconds	10,264	8,165	18,167	18,772

Total	$77,607	$79,663	$157,800	$165,357

Average claim paid ($ in thousands)
Prime	$25.3	$22.7	$26.1	$23.6
Alt-A	33.7	34.3	37.1	35.7
A minus and below	26.7	25.6	27.9	26.0
Seconds	28.4	20.0	25.7	22.7
Total	$27.4	$25.2	$28.4	$26.3

Loss ratio -GAAP Basis	37.2%	41.0%	36.1%	45.9%
Expense ratio - GAAP Basis	26.9%	28.0%	27.7%	26.5%

	64.1%	69.0%	63.8%	72.4%

Reserve for losses by category ($ in thousands):
Prime	$177,692	$163,194
Alt-A	134,940	160,504
A minus and below	207,077	158,154
Pool Insurance	33,149	45,512
Seconds	30,862	36,847
Other	8,806	6,916

Total	$592,526	$571,127

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit M

	June 30 2006	December 31 2005	June 30 2005
Default Statistics
Primary insurance:
Flow
Prime
Number of insured loans	499,435	508,117	529,171
Number of loans in default	14,283	18,045	14,929
Percentage of loans in default	2.86%	3.55%	2.82%

Alt-A
Number of insured loans	63,985	67,339	73,224
Number of loans in default	4,167	4,946	4,894
Percentage of loans in default	6.51%	7.34%	6.68%

A minus and below
Number of insured loans	52,348	54,066	56,961
Number of loans in default	6,765	7,543	6,339
Percentage of loans in default	12.92%	13.95%	11.13%

Total Flow
Number of insured loans	615,768	629,522	659,356
Number of loans in default	25,215	30,534	26,162
Percentage of loans in default	4.09%	4.85%	3.97%

Structured
Prime
Number of insured loans	70,416	59,457	51,023
Number of loans in default	2,540	2,640	1,952
Percentage of loans in default	3.61%	4.44%	3.83%

Alt-A
Number of insured loans	76,131	50,997	44,266
Number of loans in default	2,589	2,564	2,493
Percentage of loans in default	3.40%	5.03%	5.63%

A minus and below
Number of insured loans	46,500	47,348	49,103
Number of loans in default	8,193	8,472	6,899
Percentage of loans in default	17.62%	17.89%	14.05%

Total Structured
Number of insured loans	193,047	157,802	144,392
Number of loans in default	13,322	13,676	11,344
Percentage of loans in default	6.90%	8.67%	7.86%

Total Primary Insurance
Prime
Number of insured loans	569,851	567,574	580,194
Number of loans in default	16,823	20,685	16,881
Percentage of loans in default	2.95%	3.64%	2.91%

Alt-A
Number of insured loans	140,116	118,336	117,490
Number of loans in default	6,756	7,510	7,387
Percentage of loans in default	4.82%	6.35%	6.29%

A minus and below
Number of insured loans	98,848	101,414	106,064
Number of loans in default	14,958	16,015	13,238
Percentage of loans in default	15.13%	15.79%	12.48%

Total Primary Insurance
Number of insured loans	808,815	787,324	803,748
Number of loans in default	38,537 (1)	44,210 (1)	37,506
Percentage of loans in default	4.76%	5.62%	4.67%

Pool insurance:
Number of loans in default	15,338 (2)	10,194 (2)	6,691

(1)	Includes approximately 551 and 452 defaults at June 30, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 9,867 and 3,699 defaults at June 30, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit N

	Quarter Ended June 30		Six Months Ended June 30
	2006	2005	2006	2005
Net Premiums Written (In thousands)
Primary and Pool Insurance	$187,686	$191,674	$381,132	$368,548
Seconds	15,245	17,530	25,784	29,331
NIMs	7,085	10,520	19,708	19,880
International	3,391	16,442	5,952	18,644
Domestic credit default swaps	3,631	—	8,180	—
Financial guaranty wrap	12	105	60	105

Net Premiums Written	$217,050	$236,271	$440,816	$436,508

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$185,020	$173,285	$360,828	$342,996
Seconds	13,848	11,568	28,758	23,963
NIMs	5,866	9,684	13,664	19,538
International	2,706	1,022	5,917	1,527
Domestic credit default swaps	1,218	—	2,149	—
Financial guaranty wrap	12	105	60	105

Net Premiums Earned	$208,670	$195,664	$411,376	$388,129

Captives
Premiums ceded to captives (In millions)	$24.3	$21.8	$47.2	$45.6
% of total premiums	11.4%	11.2%	11.4%	11.7%
NIW subject to captives (In millions)	$3,764	$3,011	$6,540	$5,297
% of primary NIW	32.6%	23.3%	26.9%	27.9%
IIF included in captives (1)	32.1%	33.6%
RIF included in captives (1)	36.5%	34.7%

Persistency (twelve months ended June 30)	62.8%	56.9%

	June 30 2006	December 31 2005	June 30 2005
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	11.8%	7.8%	2.0%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of June 30, 2006

ALT-A

Exhibit O

($ millions)	Quarter Ended June 30				Six Months Ended June 30
	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written by FICO Score
<=619	$17	0.4%	$1	0.0%	$23	0.2%	$7	0.1%
620-659	550	11.4%	724	20.6%	1,259	12.8%	867	18.6%
660-679	754	15.6%	419	11.9%	1,388	14.1%	618	13.3%
680-739	2,369	49.1%	1,536	43.8%	4,693	47.7%	2,056	44.2%
>=740	1,131	23.5%	832	23.7%	2,480	25.2%	1,107	23.8%

Total	$4,821	100.0%	$3,512	100.0%	$9,843	100.0%	$4,655	100.0%

Primary Risk in Force by FICO Score
<=619	$32	0.7%	$54	1.2%
620-659	865	19.5%	1,002	21.5%
660-679	730	16.4%	824	17.7%
680-739	1,933	43.5%	1,953	42.0%
>=740	882	19.9%	818	17.6%

Total	$4,442	100.0%	$4,651	100.0%

Primary Risk in Force by LTV
95.01% and above	$142	3.2%	$274	5.9%
90.01% to 95.00%	1,309	29.5%	1,549	33.3%
85.01% to 90.00%	1,882	42.3%	2,023	43.5%
85.00% and below	1,109	25.0%	805	17.3%

Total	$4,442	100.0%	$4,651	100.0%

Primary Risk in Force by Policy Year
2002 and prior	$398	9.0%	$708	15.2%
2003	666	15.0%	1,243	26.7%
2004	1,008	22.7%	1,879	40.4%
2005	1,391	31.3%	821	17.7%
2006	979	22.0%	—	—

Total	$4,442	100.0%	$4,651	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2006

Exhibit P

	Quarter Ended June 30		Six Months Ended June 30
(In thousands )	2006	2005	2006	2005
Investment in Affiliates-Selected Information

C-BASS
Balance, beginning of period	$387,043	$309,690	$364,364	$290,073
Net income for period	44,855	31,427	74,881	59,544
Dividends received	16,547	8,750	23,894	17,250

Balance, end of period	$415,351	$332,367	$415,351	$332,367

Sherman
Balance, beginning of period	$49,608	$71,874	$81,753	$101,492
Net income for period	27,182	32,439	55,497	55,618
Dividends received	—	—	60,515	51,875
Other comprehensive income	—	(482)	55	671
Sale of ownership interest	—	—	—	—
Warrant repurchase	—	—	—	(2,075)

Balance, end of period	$76,790	$103,831	$76,790	$103,831

Portfolio Information:

C-BASS
Servicing portfolio	$56,460,000	$37,010,000
Total assets	6,289,258	3,694,071
Servicing income	79,800	63,419	$153,869	$123,213
Net interest income	69,872	44,306	134,912	85,558
Total revenues	211,493	174,237	382,617	321,537

Sherman
Total assets	$1,058,989	$826,810
Net revenues	$236,113	$209,927	$473,785	$358,552

Radian owns a 46% interest in C-BASS and a 34.58% interest in Sherman.

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, and changes or volatility in interest rates; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; changes in Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of inquiries that we and other mortgage insurers have received from the New York Insurance Department and public reports that other state insurance departments are investigating or planning to investigate captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; and international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2005. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.

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